UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A
________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NF ENERGY SAVING CORPORATION

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NF ENERGY SAVING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 2019

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of NF Energy Saving Corporation (the “Company”) on November 15, 2019 at 9:00 a.m.(local time) at Hilton Dalian at Dalian City Center, 5th Floor Conference Room, No.1 Gangpu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, for the following purposes:

1.      To elect seven nominees named in the accompanying proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.      To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to BOQI International Medical Inc.;

3.      To approve, on an advisory basis, the compensation of the Company’s executive officers named in the accompanying proxy statement;

4.      To indicate, on an advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years;

5.      To ratify the appointment of HHC, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

6       To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on October 9, 2019 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning October 15, 2019 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting.

By Order of the Board of Directors

Chief Executive Officer and President
Tiewei Song

Liaoning Province, China
October 15, 2019

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 15, 2019. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•        COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•        ATTEND THE COMPANY’S 2019 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 15, 2019 — THE PROXY STATEMENT AND THE 2018 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP: WWW.BIMIHC.COM

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NF ENERGY SAVING CORPORATION

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2019

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:     Why am I receiving these materials?

A:     We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) for our 2019 Annual Meeting of Stockholders, which will take place on November 15, 2019. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about October 15, 2019 to all stockholders entitled to vote at the Annual Meeting.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on November 15, 2019 at 9:00 a.m.local time, at Hilton Dalian at Dalian City Center, 5th Floor Conference Room, No.1 Gangpu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China.

Q:     How do I attend the Annual Meeting?

A:     Only stockholders of record on the record date of October 9, 2019 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

•        Photo identification.

•        Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:     What information is contained in this proxy statement?

A:     This proxy statement contains information regarding our corporate governance practices, the Board of Directors, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:     How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2018?

A:     We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended. Our Annual Report on Form 10-K can also be accessed through our website. We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the Securities and Exchange Commission (“SEC”) on August 30, 2019, and we subsequently filed an amendment to such report on Form 10-K/A on September 6, 2019. We sometimes collectively refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, as our 2018 Annual Report.

Q:     What items of business will be voted on at the Annual Meeting?

A:     The items of business scheduled to be voted on at the Annual Meeting are:

1.      To elect the five nominees named in this proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.      To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to BOQI International Medical Inc.;

3.      To approve, on an advisory basis, the compensation of the Company’s executive officers named in this proxy statement;

4.      To indicate, on an advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years;

5.      To ratify the appointment of HHC, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

6.      To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:     How many votes must the nominees for director have to be elected?

A:     In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:     What are the voting requirements to approve the other proposals?

A:     The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each of the voting proposals in this proxy statement, other than Proposals One, Two and Four. With respect to Proposal One, the seven director nominees receiving the highest number of affirmative votes will be elected. With respect to Proposal Two, the affirmative vote of a majority of shares outstanding is required to approve the proposal. With respect to Proposal Five, the choice of frequency that receives the greatest number of votes is considered the preference of our stockholders.

Q:     How does the Board recommend that I vote?

A:     The Board recommends that you vote your shares “FOR” all seven of the director nominees; “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to BOQI International Medical Inc; “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; “FOR”, on an advisory basis, the “ONE YEAR” frequency of advisory votes to approve executive compensation; and “FOR” the ratification of the appointment of HHC, LLP as our independent registered public accounting firm.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:     What shares may I vote?

A:     Each share of our common stock $0.001 par value issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had 8,073,289 shares of common stock issued and outstanding on the Record Date.

Q:     What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:     A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and beneficial owner.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designee, Mr. Bi, the Company’s Chairman of the Board, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. Bi.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:     Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:     You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 9:00 a.m., local time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:     May I vote my shares in person at the Annual Meeting?

A:     If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:     How can I vote my shares without attending the Annual Meeting?

A:     Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:     Who will count the votes?

A:     Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:     What is the effect of not voting?

A:     If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” all seven of the director nominees; “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to BOQI International Medical Inc; “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; “FOR”, on an advisory basis, the “ONE YEAR” frequency of advisory votes to approve executive compensation; and “FOR” the ratification of the appointment of HHC, LLP as our independent registered public accounting firm.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of HHC, LLP as our independent registered public accounting firm in Proposal Five is a routine matter; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on this proposal without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that the election of directors in Proposal One, the approval of the amendment to the certificate of incorporation of Proposal Two, the advisory vote on executive compensation in Proposal Three, and the advisory vote on the frequency of advisory votes on executive compensation in Proposal Four are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Whether a voting proposal is ultimately determined routine or non-routine is determined by the SEC and NASDAQ. Accordingly, if beneficial owners desire not to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:     How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.

Proposal Two: Approval of Amendment to Certificate of Incorporation	Affirmative vote of the holders of a majority of the shares of common stock outstanding.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal Three: Advisory Vote on Executive Compensation	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Four: Advisory Vote on Frequency of Advisory Votes on Executive Compensation	Plurality of votes cast. The choice of frequency that receives the greatest number of votes is considered the preference of our stockholders.	Abstentions will have no effect.	Broker non-votes will have no effect.

Proposal Five: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Q:     Can I revoke my proxy or change my vote after I have voted?

A:     You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at NF Energy Saving Corporation’s offices, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:     How many votes are required to hold the Annual Meeting?

A:     The presence, in person or by proxy, of the holders of one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:     Who will bear the cost of soliciting votes for the Annual Meeting?

A:     The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

There are seven nominees for election to the Company’s Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2020 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authorization to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Yongquan Bi	42	Chairman
Tiewei Song	47	Director, Chief Executive Officer and President
Mia Kuang Ching	53	Independent Director, Chair of Audit Committee
Gang Li	66	Independent Director
Ju Li	40	Independent Director
Fengsheng Tan	54	Independent Director, Chair of Nomination Committee
Changqing Yan	46	Independent Director, Chair of Compensation Committee

Yongquan Bi has been a director in the Company since his election in May 2018 and has been the Company’s Chairman since February 2019. He was the Company’s CEO from February 2019 to September 2019. He was the founder, and has served as the Chairman of the Board of the Boqi Group since 2009. He also serves as the Chairman of the Board of BIQI International Holdings Corp (OTCMKTS: BIQIF) and the Chairman of the Board of Recon Technology, Ltd. (NASDAQ: RCON). In 2015, Mr. Bi participated in the senior class of investment and financing of Chinese enterprises in Tsinghua University. Mr. Bi has more than 15 years of industry experience in the financial sector.

Tiewei Song was elected to the Board of Directors on May 18, 2018. He was appointed as the Company’s CEO in October 2019. Mr. Song is currently serving as both the president and director of Shenyang Langzi Investment Management Co., Ltd., positions which he has held since December 2012. From July 2008 to July 2013, Mr. Song was the chief representative of German Varengold Bank in China. From October 1999 to May 2008, Mr. Song was the executive director and president of Liaoning Jiachang Group. Mr. Song is a senior corporate executive with extensive experience in capital operation and business management. He is committed to studying capital operation architecture and successfully carried on the strategic planning for many companies. He also serves as a director of BIQI International Holdings Corp (OTCMKTS: BIQIF). Mr. Song graduated from Peking University with bachelor’s and masters degrees in mathematics.

Tingting Zhang was appointed as the Company’s CFO in March 2019. She has been in the financial management business for 14 years, with 11 years of experience as a finance manager and six years as a financial controller. From August 2016 to the present, Ms. Zhang has served as the Financial Officer of Boqi Xinhai Group. From February 2013 to July 2016, Ms. Zhang was the Deputy Director of Finance, Dalian Changjin Materials Co., Ltd. From July 2008 to December 2012, Ms. Zhang was the financial manager of Dalian Xinjuhui Automobile Sales Co., Ltd. Ms. Zhang holds a B.A. degree from Dalian University.

Ju Li has served on the Company’s Board of Directors since January 2019. He has extensive financial investment and enterprise management experience. From January 2017 to present, Mr. Li worked at Oxxas GmbH as the General Manager, responsible for the company’s daily operation, including creating the company’s business plans and promoting the company’s business. From April 2015 to February 2017, Mr. Li was the general manager of Asia Pacific at Sensus Asset Management Co., Ltd. From March 2009 to February 2015, Mr. Li was the general manager of Asia Pacific at Varengold Bank Mr. Li holds a B.A. degree from the Bremen University of Applied Sciences, Germany.

Gang Li has served on the Company’s Board of Directors since November 2006. Mr. Li was the CEO and President of the Company from November 2006 to February 2019. Mr. Li was the director of Technology Innovation Department under the Liaoning Province Planning and Economy Commission from April 1984 to July 1998 as well as the Director of the Economic Operation Department under Liaoning Province Economic and Trade Commission from August 1998 to February 2006. Mr. Li. graduated from Tianjin University with a bachelor’s degree in science and a masters degree in law.

Mia Kuang Ching has served as an independent Director of the Company since August 2009. He is Chairman of the Audit Committee. From October 2013 to present, he has served as the Managing Director of Le Yu Corporate Advisory Pte Ltd. From January 2012 to October 2013, he worked as a M&A consultant. May 2001 until December 2, 2011 he was the managing partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. From 1997 to 2000, he was the Chief Accountant of Dalian Container Terminal, a joint venture formed by PSA Corporation of Singapore and the Port of Dalian Authority. From 1994 to 1997, he was the Group Financial Controller of Fullmark Pte. Ltd., and responsible for operating in China, Hong Kong, Malaysia and Vietnam. He was in-charge of strategic investment, group financing and mergers and acquisitions. From 1992 to 1994 he was Regional Accountant (South Europe) of Singapore Airlines.

Fengsheng Tan was elected to the Board of Directors on May 18, 2018. From January 1997 to January 2005 and from February 2005 to present, he was a lawyer with Liaoing Asia-Pacific Law Firm and Liaoing New Century law firm, respectively. Mr. Tan graduated from the law faculty of Liaoning University and has more than 20 years’ experience as a lawyer.

Changqing Yan was elected to the Board of Directors on May 18, 2018. Mr. Yan focuses on equity investments, mergers, acquisitions and reorganization and stock market listings. Since June 2017, Mr. Yan has been the deputy director of Shanghai Hualing Capital. Between June 2016 and February 2017, Mr. Yan was the deputy director and the secretary of the board of Ningpo Shenglada Electric Appliance Co., Ltd. From July 2013 to May 2016, Mr. Yan served as the capital operational consultant for Beijing Liujianfang Technology Company. From January 2011 to June 2013, Mr. Yan was the deputy director of Shanghai Jinyongxin Investment Company. He holds a Chinese lawyer qualification certification and secretary qualification certification for a board of directors of a listed company in China.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE
NOMINEES IN PROPOSAL ONE

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Independence of the Board of Directors

As required under the listing standards of the Nasdaq Stock Market, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Company’s Board of Directors consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq Stock Market, as are in effect from time to time.

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The NASDAQ Stock Market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that Mia Kuang Ching, Ju Li, Fengsheng Tan and Changqing Yan were “independent directors” as defined under the rules of The NASDAQ Stock Market.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee’s members all qualify as “independent” under the rules and regulations of the SEC and the Nasdaq Stock Market.

Audit Committee

The current members of our audit committee are Mia Kuang Ching (Chair), Changqing Yan and Fengsheng Tan, each of whom we believe satisfies the independence requirements of the Securities and Exchange Commission. We believe Mr. Ching is qualified as an audit committee financial expert under the regulations of the SEC by reason of his work experience. Our audit committee assists our Board of Directors in its oversight of:

•        The integrity of our financial statements;

•        Our independent registered public accounting firm’s qualifications and independence; and

•        The performance of our independent auditors.

The Audit Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.bimihc.com.

Compensation Committee

The current members of our compensation committee are Changqing Yan (Chair), Fengsheng Tan and Ju Li. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies.

The Compensation Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.bimihc.com.

Nominating Committee

The current members of our nominating committee are Fengsheng Tan (Chair), Mia Kuang Ching and Ju Li.

The Nominating Committee identifies and recommends nominees to the Board and oversees compliance with our corporate governance guidelines.

The Nominating Committee is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating Committee reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

While the Nominating Committee has not adopted specific minimum criteria for director nominees, the Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills that can help the Board to meet the broad set of challenges that it confronts. These individual qualities can include matters like experience in the Company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical experience. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of NF Energy:

•        Mr. Yongquan Bi serves as our Chairman of the Board. The Board believes that Mr. Bi’s diverse work experience, his education, and his demonstrated leadership ability qualify him to serve as our Chairman.

•        Mr. Tiewei Song’s qualifications to serve on our Board of Directors include his experience in capital raising and business management.

•        Mr. Gang Li’s qualifications to serve on our Board of Directors include his experience in interacting with government officials at local and provincial levels, and his extensive social resources and ability to obtain capital financing.

•        Mr. Ju Li’s qualifications to serve on our Board of Directors include his financial investment and enterprise management experience.

•        Mr. Mia Kuang Ching’s qualifications to serve on our Board of Directors include his years of business experience and his familiarity with financial accounting matters.

•        Mr. Fengsheng Tan’s qualifications to serve on our Board of Directors include his legal and corporate governance background.

•        Mr. Changqing Yan’s qualifications to serve on our Board of Directors include his experience in financing, shareholder reform, and IPO and listing guidance.

The Nominating Committee will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2019 Annual Meeting of Stockholders. To date, the Company has not received any recommendations from stockholders for candidates for inclusion in the committee’s slate of nominees.

The Nominating Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.bimihc.com.

Meetings of the Board of Directors

The Board of Directors met five times during 2018 and acted one time by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect that all of our directors will attend the 2019 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

The Company’s corporate governance policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board of Directors. When stockholders or other interested third parties have concerns, they may make them known to the non-management directors by communication to: independent.director@nfenergy.com. All such correspondence is provided to the independent directors at, or prior to, the next regular Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees, consultants and advisors. The Code of Business Conduct and Ethics is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at www.bimihc.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

We did not provide any compensation to our executive officers for the years ended December 31, 2017 or 2018.

Compensation of Directors

As of December 31, 2018, we had five non-employee directors, of whom only Mr. Mia Kuang Ching has received compensation, as set forth in the table below. Our other non-employee directors received no compensation for their services as directors. Directors who are also employees of the Company and/or its subsidiaries received no additional compensation for their services as directors:

Name	Compensation	Other Fees	Total
Mia Kuang Ching	$24,000	—	$24,000

Outstanding Equity Awards at December 31, 2018

We have not implemented a stock option plan at this time and since inception, we have not issued any stock options, stock appreciation rights or other equity awards to our executive officers. We may decide, at a later date, and reserve the right to, initiate such a plan or plans as deemed appropriate by the Board of Directors.

Pension Benefits

We have not entered into any pension benefit agreements with any of our executive officers or directors. We contribute to the social insurance for our employees each month, which includes pension, medical insurance, unemployment insurance, occupational injuries insurance and housing provision funds in accordance with PRC regulations.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of August 29, 2019 for: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(1)(2)	Percentage of Beneficial Ownership
Pelaria(3)
P.P.O. Box 957 Offshore
Incorporation Centre Road Town,
Tortola, BVI	1,540,119	19.08%
Cloverbay(3)
P.P.O. Box 957 Offshore
Incorporation Centre Road Town,
Tortola, BVI	834,142	10.33%
Yongquan Bi, Chairman	1,500,000	18.58%
Gang Li, Director(4)(6)	1,899,409	23.52%
Lihua Wang(5)(6)	474,852	5.88%
Tingting Zhang, Chief Financial Officer	—	—
Mia Kuang Ching, Director	—	—
Tiewei Song, Director, Chief Executive Officer	—	—
Fengsheng Tan, Director	—	—
Changqing Yan, Director	—	—
Ju Li, Director	—	—
All officers, directors as a group (8 persons)	3,874,261	47.99%

____________

(1)      Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned.

(2)      This table is based upon information obtained from our stock records. Unless otherwise indicated in the footnotes to the above tables and subject to community property laws where applicable, we believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

(3)      Pelaria International Ltd. (“Pelaria”) and Cloverbay International Limited (“Cloverbay”) are the record owners of the stated number of shares. Pelaria and Cloverbay are wholly-owned subsidiaries of Liaoning Nengfa Weiye New Energy Application Co., Ltd. (“Weiye Energy”). Weiye Energy is 80% owned by Gang Li and 20% owned by Lihua Wang. Mr. Li and Ms. Wang are two of the three directors of Weiye Energy, and therefore, effectively share the voting and dispositive authority over the shares.

(4)      Represents the 80% beneficial ownership of the shares of Weiye Energy, described in footnote 3 above.

(5)      Represents the 20% beneficial ownership of the shares of Weiye Energy, described in footnote 3 above.

(6)      Unless as otherwise set forth in the table, the address of each beneficial owner is c/o NF Energy Saving Corporation, at Suite 3708, R&F Building, No. 6, Gang Xing Road, Zhongshan District, Dalian, Liaoning Province, P. R. China.

Certain Relationships and Related Transactions

Amount Due to Related Parties

As of December 31, 2018, the Company owed $416,547 to Liaoning Bainianye New Energy Utilization Co., Ltd. (“Bainianye New Energy”) for trade payables incurred in the first quarter of 2018. Bainianye New Energy is controlled by Ms. Li Hua Wang (the Company’s former CFO) and Mr. Gang Li (the Company’s former CEO). The payable was unsecured, interest-free and did not have a fixed repayment term.

In addition, as of December 31, 2018, the Company reported related party payables of $918,033 due to Ms. Li Hua Wang of $606,194, Mr. Haibo Gong (the executive director of the Company’s subsidiary Liaoning Nengfa Tiefa Import & Export Co., Ltd.) of $162,463, and Bainianye New Energy of $174,256. The related party payables were incurred in the normal course of business for daily operating purposes during the first quarter of 2018. The payables are unsecured, interest-free and have no fixed repayment term.

As of December 31, 2017, the Company owed $431,682 to Pelaris International Ltd for temporary advances incurred in 2011 and 2010 which was repaid in the first quarter of 2018. Pelaris International Ltd, the Company’s principal stockholder, is controlled by Ms. Li Hua Wang and Mr. Gang Li. The debt was unsecured, interest-free and did not have a fixed repayment term.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, Tingting Zhang, Tiewei Song, Ju Li, Fengsheng Tan and Changqing Yan have not filed Forms 3 with the SEC in a timely manner.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as amended, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held one meeting during the fiscal year ended December 31, 2018.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission. The audit committee retained HHC, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Audit Committee:
Mia Kuang Ching

Changqing Yan

Fengsheng Tan

PROPOSAL TWO — APPROVAL OF amendment to
CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’s NAME

Background

We intend to shift our focus from the energy sector to the pharmaceutical and healthcare business in 2019, so that our business will be mainly in the sale of medicines and other health-related commodities through the development of a marketing network. Through the expansion of pharmacy stores, acquisitions of businesses in the medical industry and franchise development, we intend to continue to build core competencies such as specialized services. We also intend to build up a professional team to take advantage of the market and investment opportunities in China.

As part of and the first step in our expansion and shift of focus from the energy sector to the pharmacy business, we entered into a stock purchase agreement to acquire Boqi Zhengji Pharmacy Chain Co., Ltd. in China. This transaction is anticipated to close during the fourth quarter of 2019.

The Board believes that the Company’s current name NF Energy Saving Corporation, does not accurately reflect the Company’s new focus, and a new company name that expresses what we envision ourselves to be and where we plan to compete and strive in the future is advisable.

Text of the Proposed Charter Amendment

We propose to amend Section 1 of our Certificate of Incorporation so that it would state in its entirety as follows:

FIRST. The name of this corporation shall be:

BOQI International Medical Inc.

Purpose of the Proposed Charter Amendment

The Board believes that it is advisable and it is in the best interests of our Company and our stockholders that the Company’s name be changed to BOQI International Medical Inc., to accurately reflect the new focus of the Company and better express what we envision ourselves to be and where we plan to compete and strive in the future.

Timing of the Proposed Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If the proposed Charter Amendment is not approved by our stockholders, the name of the Company will remain unchanged.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the amendment to our Certificate of Incorporation to change the Company’s name to BOQI International Medical Inc.

PROPOSAL THREE — advisory vote on executive compensation

Background

The Board is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended. This advisory vote, commonly known as a say-on-pay vote, is a non-binding vote on the compensation paid to our named executive officers as set forth in this proxy statement.

We did not provide any compensation to our executive officers for the years ended December 31, 2017 or 2018. We only compensated one director as indicated above.

This advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is not binding on our Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

At our 2016 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal. Votes cast were in favor of our say-on-pay proposal.

Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that our stockholders approve, on an advisory basis, the determination not to compensate our named executive officers in 2018”.

Stockholders are not voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. The Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.

Next Say-On-Pay Vote

Pursuant to Proposal Four — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, and assuming our stockholders agree with the Board’s recommendation for an annual say-on-pay vote, the next say-on-pay vote is anticipated to occur at our 2020 Annual Meeting of Stockholders.

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval, on an advisory basis, of our executive compensation, or say-on-pay vote.

PROPOSAL FOUR — advisory vote on the frequency of
future advisory votes on executive compensation

Background

The Board is providing our stockholders with an advisory vote on the frequency of future advisory votes on executive compensation, or say-on-pay votes, such as that provided for in Proposal Three — Advisory Vote on Executive Compensation. This non-binding advisory vote is required to be conducted every six years under Section 14A of the Securities Exchange Act of 1934, as amended, pursuant to the Dodd-Frank Act. Our last frequency of say-on-pay vote was held at our 2013 Annual Meeting of Stockholders, at which stockholders voted in favor of a triennial say-on-pay vote. The next required advisory vote on the frequency of future stockholder advisory votes on executive compensation will occur no later than the 2025 Annual Meeting of Stockholders.

Stockholders may indicate whether they prefer that we hold a say-on-pay vote every one year, two years, or three years, or they may abstain from this vote.

Reasons for an Annual Say-on-Pay Vote Recommendation

After careful consideration, the Board, upon recommendation of the Compensation Committee, has determined that holding a say-on-pay vote on an annual basis is the best approach for our stockholders at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every one year. While our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation decisions are made annually and that an annual say-on-pay vote would:

•        Align with our annual review of core elements of our executive compensation program;

•        Allow stockholders to provide timely, direct input on our executive compensation philosophy, policies, and practices as disclosed in our proxy statement each year; and

•        Be consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies, and practices. Currently, we do not pay executive compensation and because of the transition of the Company and possible changes, we feel that holding the vote every year is the best course of action.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future say-on-pay votes by selecting every one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future say-on-pay votes may abstain from voting on the proposal.

The option of every one year, two years, or three years that receives the highest number of votes cast by our stockholders will reflect the frequency for future say-on-pay votes that has been selected by our stockholders. As this is an advisory vote, the outcome of the vote is not binding on us, and the Compensation Committee and the Board may decide that it is in the best interests of our stockholders to hold a say-on-pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

Board Recommendation

The Board unanimously recommends that our stockholders vote for a frequency of every “ONE YEAR,” on an advisory basis, for future advisory votes on executive compensation, or say-on-pay votes.

PROPOSAL FIVE

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected HHC, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Representatives of HHC, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of HHC, LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of HHC, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required.    The affirmative vote of a majority of the shares of Common Stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of HHC, LLP. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal Five.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL FIVE

Principal Accountant Fees

The following table represents the aggregate fees billed for professional audit services rendered by our independent auditor, HKCMCPA Company Limited (“HKCMCPA”) for their audit of our annual financial statements during the year ended December 31, 2017, and our independent auditor, HHC LLP (“LLP”) for their audit of our annual financial statements during the year ended December 31, 2018.

Audit fees and other fees of auditors are listed as follows:

Year Ended December 31	2018 (HHC)	2017 (HKCMCPA)
Audit Fees	$139,500	$74,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Accounting Fees and Services	$139,500	$74,500

Audit Fees.    These are fees for professional services for the audit of the Company’s annual financial statements, and for the review of the financial statements included in the Company’s filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements. The amount of $120,000 shown for HHC in 2018 related to the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2018. The amount of $19,500shown for HKCMCPA in 2018 related to the review of the financial statements included in the Company’s filings on Form 10-Q for the first, second and third quarters of 2018. The amount of $74,500 shown for HKCMCPA in 2017 related to (i) the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2017, and (ii) the review of the financial statements included in the Company’s filings on Form 10-Q for the first, second and third quarters of 2017.

Audit-Related Fees.    These are fees for the assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements. There were no audit-related fees billed during the years ended December 31, 2018 or 2017.

Tax Fees.    These are fees for professional services with respect to tax compliance, tax advice, and tax planning. There were no tax fees billed during the years ended December 31, 2018 or 2017.

All Other Fees.    These are fees for permissible work that does not fall within any of the other fee categories, i.e. Audit Fees, Audit-Related Fees, Tax Fees and allowable working costs. There were no other fees billed during the years ended December 31, 2018 or 2017.

Pre-Approval Policy and Procedures for Audit and Non-Audit Services

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and overseeing their work. All audit services to be provided to us and all non-audit services, other than de minims non-audit services, to be provided to us by our independent auditors must be approved in advance by our audit committee.

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2020 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Second Amended and Restated Bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at NF ENERGY SAVING CORPORATION’s offices. However, if the date of the 2020 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2019 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2020 Annual Meeting.

Stockholder proposals and nominations may not be brought before the 2020 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Bylaws, and the stockholder’s submission is received by us no earlier than the close of business on May 23, 2020 and no later than June 22, 2020. However, if the date of the 2020 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2019 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2020 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us or send your request in writing to us.

Copies of 2018 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, is being sent along with this proxy statement. The 2018 Annual Report is also available on our website.

Your vote is important.    Please promptly vote your shares of our common stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
Tiewei Song
Chief Executive Officer
October 15, 2019

PROXY	NF ENERGY SAVING CORPORATION	PROXY

2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2019

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Tiewei Song, as attorney and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of NF Energy Saving Corporation (the “Company”) which the undersigned may be entitled to vote at the 2019 Annual Meeting of Stockholders to be held on November 15, 2019, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 5; AND ONE (1) YEAR FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY.

Proposal 1 — The election of seven Directors

NOMINEES		☐ FOR all nominees listed at left	☐ WITHHOLD AUTHORITY TO VOTE
Yongquan Bi	Mia Kuang Ching	(except as written below to the	for ALL at left
Gang Li	Ju Li	contrary)
Tiewei Song	Fengsheng Tan
Changqing Yan

Instruction: To withhold authority to vote for an individual nominee. Write the nominee’s name on the line above.

Proposal 2 — To approve an amendment to the Company’s certificate of incorporation, to change the Company’s name to BOQI International Medical Inc.

☐ For	☐ Against	☐ Abstain

Proposal 3 — To approve, by non-binding vote, the Company’s executive compensation.

☐ For	☐ Against	☐ Abstain

Proposal 4 — To recommend, by a non-binding vote, the frequency of advisory votes on executive compensation:

☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

Proposal 5 — To ratify the appointment of HHC, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

☐ For	☐ Against	☐ Abstain

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” Proposals 2, 3 and 5, “1 Year” with respect to Proposal 4, and in the discretion of the proxy holder(s) with respect to matters brought before the meeting, including any adjournments thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: ____________________________________, 2019

Signature

Signature (Joint Owners)
Address Changes/Comments: _______________________

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Please indicate whether you plan to attend this meeting: ☐